UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 11, 2006

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UNIVERSAL COMMUNICATION SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Nevada	000-30405	860887822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

407 LINCOLN RD, STE 12F, MIAMI BEACH, FL 33139

(Address of Principal Executive Offices) (Zip Code)

305-672-6344

Registrant’s Telephone Number, Including Area Code:

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02

Results of Operations and Financial Condition.

On September 11, 2006 Universal Communication Systems, Inc. (the “Company”) issued a news release reporting the financial results of the Company for its fiscal quarter ended June 30, 2006. A copy of the news release is attached to this Current Report as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibits No.	Description
99.1	Press Release dated September 11, 2006 relating to Universal Communication Systems, Inc.’s financial results for its third quarter ended June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL COMMUNICATION SYSTEMS, INC.
(Registrant)
By:	/s/ MICHAEL J. ZWEBNER
Michael J. Zwebner
Chairman and Chief Executive Officer

Dated: September 12, 2006